Exhibit 10.69

                        AMENDMENT NO. 6 TO LOAN AGREEMENT
                             DATED OCTOBER 25, 1996
               BY AND BETWEEN TANKNOLOGY-NDE INTERNATIONAL, INC.,
                           TANKNOLOGY/NDE CORPORATION,
                   TANKNOLOGY-NDE CONSTRUCTION SERVICES, INC.,
                      PROECO, INC. AND 2368692 CANADA, INC.
                                       AND
                              BANK ONE, TEXAS, N.A.


     This Amendment No. 6 ("Sixth Amendment") to the Loan Agreement, by and among TANKNOLOGY-NDE INTERNATIONAL, INC. (formerly known as NDE ENVIRONMENTAL CORPORATION) ("NDE"), a Delaware corporation, TANKNOLOGY/ NDE CORPORATION, a Delaware corporation, PROECO, INC., a Delaware corporation, 2368692 CANADA, INC. (formerly known as TANKNOLOGY CANADA (1988) INC.), a Canadian federal corporation, TANKNOLOGY-NDE CONSTRUCTION SERVICES, INC., a Delaware corporation, and OUTBOUND SERVICES, INC., a California corporation (collectively, "Borrower") and BANK ONE, TEXAS, N.A., a national banking association (the "Bank") is entered into this 30th day of March 1999.

                              W I T N E S S E T H:

     WHEREAS, Borrower and Bank entered into the Loan Agreement on October 25, 1996, as amended by the First Amendment dated April 10, 1997, the Second Amendment dated May 20, 1997, the Third Amendment dated December 23, 1997, the Fourth Amendment dated June 26, 1998 and the Fifth Amendment dated November 5, 1998 (the "Loan Agreement");

     WHEREAS, Borrower desires to increase the Revolving Commitment under the Loan
Agreement;

     WHEREAS, Borrower has requested that Bank release and terminate its security interest in and to certain Collateral;

     WHEREAS, Bank is willing to agree to the foregoing in accordance with, and subject to, the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the promises herein contained, and each intending to be legally bound hereby, the parties agree as follows:

     I.   Amendments to Loan Agreement.

     Article I, DEFINITIONS, is amended by adding the following definitions:

          "Intangible Assets" means all the assets of Borrower that, in accordance with GAAP, are not classified as tangible assets.

          "Ryder System Note" means that certain promissory note dated May 12, 1998 executed by NDE in the face amount of $757,775.00 made payable to the order of Ryder System.

          "Sixth Amendment" means Amendment No. 6 to this Loan Agreement, executed by Borrower and Bank on March 30, 1999.

     Article I, DEFINITIONS, is amended by revising the following definitions in their entirety to read as follows:

          "Adjusted Net Worth" means Consolidated Net Worth minus Intangible Assets plus Subordinated Debt, and outstanding principal under (i) the OSI Unsecured Note and (ii) the Ryder System Note.

          "Maximum Commitment Amount" $9,000,000.00 as of the date of the Fourth Amendment; and $12,500,000.00 upon the satisfaction of all the conditions under Article IV of the Sixth Amendment as acknowledged by Bank's written notice to Borrower as specified under Article V thereof.

          "Revolving Note" means that certain promissory note in the original face amount of $12,500,000.00 dated of even date with the Sixth Amendment made by Borrower payable to the order of the Bank in the form attached as Exhibit "A-1" to the Sixth Amendment, together with all deferrals, renewals, extensions, amendments, modifications or rearrangements thereof, which promissory note shall evidence certain advances to the Borrower by the Bank pursuant to Section 2.01 of the Loan Agreement.

     Article V, AFFIRMATIVE COVENANTS, of the Loan Agreement is hereby amended by revising the following section in its entirety to read as follows:

          5.20 Net Worth Requirement. Maintain its Adjusted Net Worth as of March 31, 1999, which shall not be less than $4,000,000.00 at that time, and each calendar quarter thereafter, increasing on an annual basis by 70% of positive annual Net Income beginning the year ending December 31, 1999.

     "Exhibit A-1," the form of Revolving Note attached to the Loan Agreement, as amended and restated pursuant to the Third, Fourth and Fifth Amendments is hereby replaced with Exhibit "A-1" attached to this Sixth Amendment.

     "Exhibit B," the form of Compliance Certificate attached to the Loan Agreement, as amended by the Third, Fourth and Fifth Amendments, is hereby replaced with Exhibit "B" attached to this Sixth Amendment.

     "Schedule 1.01(a), Collateral" attached to the Loan Agreement, as amended by the Second, Third, Fourth, and Fifth Amendments, is hereby amended by deleting the reference to Pledged Certificates of Deposit in subpart (b) at the end of the section entitled "Tanknology-NDE International, Inc."

     "Schedule 3.10, Collateral Documents" attached to the Loan Agreement, as amended by the Fourth and Fifth Amendments, is hereby further amended by adding the following information to the identified subpart:

         3. Financing Statements:
                  Tanknology/NDE Corporation
                  FLORIDA: Secretary of State"

     II. Conditions to the Effectiveness of the Sixth Amendment (Other than the Increase in the Maximum Commitment Amount). As a condition to the effectiveness of the Sixth Amendment, other than the increase in the Maximum Commitment, Borrower has satisfied the following conditions:

          A. Receipt of Amended and Restated Revolving Note, Sixth Amendment Certificate of Compliance and other Security Documents. The Bank shall have received the Amended and Restated Revolving Note (the form which is attached hereto as Exhibit "A-1"), multiple counterparts of this Sixth Amendment as requested by the Bank, the Compliance Certificate duly executed by an authorized officer for each Borrower (the form of which is attached hereto as Exhibit "B") and any other Security Documents Bank may reasonably request.

          B. Receipt of Certified Copy of Corporate Proceedings and Certificate of Incumbency of Borrower. The Bank shall have received from each Borrower copies of all resolutions of its board of directors with respect to the transactions set forth in this Sixth Amendment and the execution of this Sixth Amendment, such copy or copies to be certified by the Secretary or an Assistant Secretary as being true and correct and in full force and effect as of the date hereof. In addition, the Bank shall have received from each Borrower a certificate of incumbency signed by the Secretary or an Assistant Secretary setting forth (a) the names of the officers executing this Sixth Amendment, (b) the office(s) to which such Persons have been elected and in which they presently serve and (c) an original specimen signature of each such person.

          C. Facility Fee. As partial consideration for its agreement to the terms of the Sixth Amendment, Bank shall have received $35,000.00 prior to or contemporaneous with the execution of the Sixth Amendment.

          D. Borrower's Opinion of Counsel. Bank shall have received from counsel for Borrower a written opinion in form and substance satisfactory to Bank covering the matters set forth on Exhibit "C" attached to the Sixth Amendment.

          E. Payment of Indebtedness. Bank shall have received written authorization and wiring instructions (or other form of disbursement) for the application of proceeds from the liquidation of the Certificate of Deposit for the repayment of $3,000,000.00 of outstanding principal indebtedness of Borrower evidenced by the Revolving Note, the Term Note or outstanding principal due under the Subordinated Indebtedness.

     III. Release of Collateral. Upon the satisfaction of all the foregoing conditions precedent, Bank shall execute and deliver to Borrower a release and termination of that certain Pledge of Certificate of Deposit dated May 20, 1997, by and among NDE (then known as NDE Environmental Corporation) and Bank.

     IV. Conditions to the Effectiveness of the Increase in the Maximum Commitment Amount. As a condition to the effectiveness of the increase of the Maximum Commitment, Borrower has satisfied the following conditions:

          A. Receipt of the Certified Copy of Corporate Proceedings and Certificate of Incumbency of DH Holdings. Bank shall have received from DH Holdings Corp. ("DHH"), copies of all resolutions of their boards of directors with respect to the transactions contemplated by the this Sixth Amendment and the Second Amendment to the Intercreditor and Subordination Agreement, such copy or copies to be certified by the Secretary or an Assistant Secretary as being true and correct and in full force and effect as of the date hereof. In addition, the Bank shall have received from DHH a certificate of incumbency signed by the Secretary or an Assistant Secretary setting forth (a) the names of the officers executing the Second Amendment to the Intercreditor and Subordination Agreement, (b) the office(s) to which such Persons have been elected and in which they presently serve and
     (c) an original specimen signature of each such person.

          B. Receipt of the Second Amendment to Intercreditor and Subordination Agreement. Borrower, DHH and Bank shall have entered into a Second Amendment to Intercreditor and Subordination Agreement in the form and substance satisfactory to Bank.

          C. Receipt of the Third Amended and Restated Standby Commitment. Bank, Borrower and Proactive Partners, L.P. shall have entered into a Third
     Amended  and  Restated  Standby   Commitment  in  the  form  and  substance
     satisfactory to Bank.

     V. Written Notice to Borrower of Satisfaction of Conditions to Increase in Maximum Commitment Amount. Upon the satisfaction of the conditions as set forth in Article IV hereof and provided no Unmatured Event of Default or Event of Default has occurred and is continuing, Bank shall contemporaneously provide a letter of notice to Borrower stating "Bank One, Texas, N.A. is satisfied that the conditions set forth in Article IV of the Sixth Amendment to that certain Loan Agreement dated October 25, 1996, among the Bank and Tanknology-NDE
International, Inc. et al. have been fulfilled," whereupon the Maximum Commitment Amount shall equal $12,500,000.00.

     VI. Reaffirmation of Representations and Warranties. To induce Bank to enter into this Sixth Amendment, Borrower hereby reaffirms, as of the date hereof, its representations and warranties contained in Article IV of the Loan Agreement, as amended, and in all other documents executed pursuant thereto, and additionally represents and warrants as follows:

          A. The execution and delivery of this Sixth Amendment and the performance by Borrower of its obligations under this Sixth Amendment are within the Borrower's corporate power, have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with any provision of law or of any agreement binding upon the Borrower.

          B. The Loan Agreement, as amended by this Sixth Amendment, represents the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with its terms subject as to enforcement only to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and general principles of equity.

          C. No Event of Default or Unmatured Event of Default has occurred and is continuing as of the date hereof.

     VII. Defined Terms. Except as amended hereby, terms used herein that are defined in the Loan Agreement shall have the same meanings herein.

     VIII. Reaffirmation of Loan Agreement. This Sixth Amendment shall be deemed to be an amendment to the Loan Agreement, and the Loan Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Loan Agreement herein and in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Loan Agreement as amended hereby.

     IX. Entire Agreement. The Loan Agreement, as hereby amended, embodies the entire agreement between Borrower and Bank, and supersedes all prior proposals, agreements and understandings relating to the subject matter hereof. Borrower certifies that it is relying on no representation, warranty, covenant or agreement except for those set forth in the Loan Agreement as hereby amended and the other documents previously executed or executed of even date herewith.

     X. Governing Law. THIS SIXTH AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. This Sixth Amendment has been entered into in Harris County, Texas, and it shall be performable for all purposes in Harris County,

Texas. Courts within the State of Texas shall have jurisdiction over any and all disputes between Borrower and Bank, whether in law or equity, including, but not limited to, any and all disputes arising out of or relating to this Sixth Amendment or any other Loan Document; and venue in any such dispute whether in federal or state court shall be laid in Harris County, Texas.

     XI. Severability. Whenever possible each provision of this Sixth Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Sixth Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Sixth Amendment.

     XII. Execution in Counterparts. This Sixth Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same agreement.

     XIII. Section Captions. Section captions used in this Sixth Amendment are for convenience of reference only, and shall not affect the construction of this Sixth Amendment.

     XIV. Successors and Assigns. This Sixth Amendment shall be binding upon the Borrower and Bank and their respective successors and assigns, and shall inure to the benefit of the Borrower and Bank, and the respective successors and assigns of Bank.

     XV. Non-Application of Chapter 346 of Texas Finance Code. The provisions of Chapter 346 of the Texas Finance Code are specifically declared by the parties hereto not to be applicable to the Loan Agreement as hereby amended or any of the other Loan Documents or to the transactions contemplated hereby.

     XVI. Notice. THIS SIXTH AMENDMENT TOGETHER WITH THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be duly executed as of the day and year first above written.


                                         BORROWER:

                                         TANKNOLOGY-NDE INTERNATIONAL, INC.
                                         (formerly known as NDE ENVIRONMENTAL
                                         CORPORATION)


                                         By:
                                                  Jay Allen Chaffee
                                                  Chairman of the Board


                                         TANKNOLOGY/NDE CORPORATION


                                         By:
                                                  Jay Allen Chaffee
                                                  Chairman of the Board


                                         TANKNOLOGY-NDE CONSTRUCTION
                                         SERVICES, INC.


                                         By:
                                                  Jay Allen Chaffee
                                                  Chairman of the Board

                                         PROECO, INC.


                                         By:
                                                  Jay Allen Chaffee
                                                  Chairman of the Board

                                         2368692 CANADA, INC. (formerly known as
                                         TANKNOLOGY CANADA (1988) INC.)


                                         By:
                                                  Jay Allen Chaffee
                                                  President


                                         OUTBOUND SERVICES, INC.


                                         By:
                                                  Jay Allen Chaffee
                                                  Chairman of the Board


                                         BANK:

                                         BANK ONE, TEXAS, N.A.


                                         By:
                                                    Lisa Kasling
                                                    Senior Vice President

                                  EXHIBIT "A-1"

                       AMENDED AND RESTATED REVOLVING NOTE

$12,500,000.00                                                    March 30, 1999


     FOR VALUE RECEIVED, TANKNOLOGY-NDE INTERNATIONAL, INC. (formerly known as NDE ENVIRONMENTAL CORPORATION) ("NDE"), a Delaware corporation, TANKNOLOGY/NDE CORPORATION, a Delaware corporation, PROECO, INC., a Delaware corporation, 2368692 CANADA, INC. (formerly known as TANKNOLOGY CANADA (1988) INC.), a Canadian federal corporation, TANKNOLOGY- NDE CONSTRUCTION SERVICES, INC., a Delaware corporation, and OUTBOUND SERVICES, INC., a California corporation, all of the foregoing having an address at 8900 Shoal Creek, Bldg. 200, Austin, Texas 78757 (collectively, "Borrower") unconditionally promise to pay to the order of BANK ONE, TEXAS, NATIONAL ASSOCIATION, (herein called "Bank"), at its offices at 910 Travis, Houston, Texas 77001, the principal sum of TWELVE MILLION FIVE HUNDRED THOUSAND DOLLARS ($12,500,000.00) or, if less, the aggregate unpaid principal amount of all Revolving Loans (as defined in the Loan Agreement) made by the Bank to the Borrower pursuant to the Loan Agreement, as shown in the records of the Bank, outstanding on such date.

     The undersigned also promise to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Loan Agreement; provided, however, that in no event shall such interest exceed the Maximum Rate (as hereinafter defined).

     "Maximum Rate" means the Maximum Rate of non-usurious interest permitted from day to day by Applicable Law.

     "Applicable Law" means that law in effect from time to time and applicable to this Revolving Note which lawfully permits the charging and collection of the highest permissible lawful, non-usurious rate of interest on this Revolving Note. To the extent federal law permits Bank to contract for, charge or receive a greater amount of interest, Bank will rely on federal law instead of the Texas Finance Code for the purpose of determining the Maximum Rate. Additionally, to the maximum extent permitted by applicable law now or hereafter in effect, Bank may, at its option and from time to time, implement any other method of computing the Maximum Rate under the Texas Finance Code or under other applicable law, by giving notice, if required, to Borrower as provided by



                                                                  --------------
                                                                     Initial for
                                                                  Identification
                                       A-1
applicable law now or hereafter in effect. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, it is not the intention of Bank to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

     In no event shall Chapter 346 of the Texas Finance Code (which regulates certain revolving loan accounts and revolving tri-party accounts) apply to this Note. To the extent that Chapter 303 of the Texas Finance Code is applicable to this Note, the "weekly ceiling" specified in such Chapter 303 is the applicable ceiling; provided that, if any applicable law permits greater interest, the law permitting the greatest interest shall apply.

     In no event shall the aggregate of the interest on this Note, plus any other amounts paid in connection with the loan evidenced by this Note which would under Applicable Law be deemed "interest," ever exceed the maximum amount of interest which, under Applicable Law, could be lawfully charged on this Note. The Bank and the Borrower specifically intend and agree to limit contractually the interest payable on this Note to not more than an amount determined at the Maximum Rate. Therefore, none of the terms of this Note or any other instruments pertaining to or securing this Note shall ever be construed to create a contract to pay interest at a rate in excess of the Maximum Rate, and neither the Borrower nor any other party liable herefor shall ever be liable for interest in excess of that determined at the Maximum Rate, and the provisions of this paragraph shall control over all provisions of this Note or of any other instruments pertaining to or securing this Note. If any amount of interest taken or received by the Bank shall be in excess of the maximum amount of interest which, under Applicable Law, could lawfully have been collected on this Note, then the excess shall be deemed to have been the result of a mathematical error by the parties hereto and shall be refunded promptly to the Borrower. All amounts paid or agreed to be paid in connection with the indebtedness evidenced by this Note which would under Applicable Law be deemed "interest" shall, to the extent permitted by Applicable Law, be amortized, prorated, allocated and spread throughout the full term of this Note.

     This Note is the Revolving Note referred to in and is entitled to the benefits of a certain Loan Agreement, dated as of October 25, 1996, as amended by that First Amendment dated April 10, 1997, that Second Amendment dated May 20, 1997, that Third Amendment dated December 23, 1997, the Fourth Amendment dated June 26, 1998, the Fifth Amendment dated November 5, 1998 and the Sixth Amendment dated of even date herewith (as the same may be further amended, modified, supplemented, extended, rearranged and/or restated from time to time, the "Loan Agreement"), entered into by and among Tanknology-NDE International, Inc., (f/k/a NDE Environmental Corporation) et al., as Borrower, and Bank One, Texas, National Association and secured by the Collateral Documents (as such term is defined in the Loan Agreement). Reference is hereby made to the Loan Agreement for a statement of the prepayment rights and penalties and obligations



                                                                  --------------
                                                                     Initial for
                                                                  Identification
                                       A-2
of the Borrower, a description of the properties and assets mortgaged, encumbered and assigned, the nature and extent of the security and the rights of the parties to the Collateral Documents in respect of such security, and for a statement of the terms and conditions under which the due date of this Note may be accelerated. Upon the occurrence of any Event of Default as specified in the Loan Agreement, the principal balance hereof and the interest accrued hereon may be declared to be forthwith due and payable in accordance with the Loan
Agreement, and any indebtedness of the holder hereof to the Borrower may be appropriated and applied hereon.

     In addition to and not in limitation of the foregoing, the undersigned further agrees, subject only to any limitation imposed by applicable law, to pay all reasonable expenses, including reasonable attorneys' fees and legal expenses, incurred by the holder of this Note in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

     All parties hereto, whether as makers, endorsees, or otherwise, severally waive presentment for payment, demand, protest, notice of intent to accelerate, notice of acceleration and notice of dishonor.

     This Note is issued in substitution for, and in replacement, modification, rearrangement, renewal and extension of, but not in extinguishment of, the outstanding principal indebtedness evidenced by that certain note of Tanknology-NDE International, Inc. (f/k/a NDE Environmental Corporation), Tanknology/NDE Corporation, ProEco, Inc., 2368692 Canada, Inc. (f/k/a/ Tanknology Canada (1988) Inc.) and Tanknology-NDE Construction Services, Inc., dated October 25, 1996, payable to the order of Bank One, Texas, N.A. in the original principal sum of $5,000,000.00, as amended and restated by the Second, Third, Fourth and Fifth Amendments (the "Prior Note"); it being acknowledged and agreed by Borrower that the indebtedness evidenced by this Note consti tutes an extension and renewal of the outstanding principal indebtedness evidenced by the Prior Note, and that all security interests and other liens which secure the repayment of the Prior Note shall continue to secure the indebtedness evidenced by this Note.

     THIS NOTE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF TEXAS AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

     EXECUTED this 30th day of March, 1999.

                                         MAKER:

                                         TANKNOLOGY-NDE INTERNATIONAL, INC.
                                         (formerly known as NDE ENVIRONMENTAL
                                         CORPORATION)


                                         By:
                                                  Jay Allen Chaffee
                                                  Chairman of the Board


                                         TANKNOLOGY/NDE CORPORATION


                                         By:
                                                  Jay Allen Chaffee
                                                  Chairman of the Board


                                         PROECO, INC.


                                         By:
                                                  Jay Allen Chaffee
                                                  Chairman of the Board


                                         2368692 CANADA, INC. (formerly known as
                                         TANKNOLOGY CANADA (1988) INC.)


                                         By:
                                                  Jay Allen Chaffee
                                                  President

                                         TANKNOLOGY-NDE CONSTRUCTION
                                         SERVICES, INC.


                                         By:
                                                  Jay Allen Chaffee
                                                  Chairman of the Board


                                         OUTBOUND SERVICES, INC.


                                         By:
                                                  Jay Allen Chaffee
                                                  Chairman of the Board

                                   EXHIBIT "B"

                             Compliance Certificate


     I,  ______________________,  the _______________________ of TANKNOLOGY- NDE
INTERNATIONAL, INC. (the "Company"), pursuant to Section 5.05 of the Loan Agreement dated as of October 25, 1996, as amended by the First Amendment dated April 10, 1997, the Second Amendment dated May 20, 1997, the Third Amendment dated December 23, 1997, the Fourth Amendment dated June 26, 1998, the Fifth Amendment dated November 5, 1998 and the Sixth Amendment dated March 30, 1999 by and among BANK ONE, TEXAS, N.A. ("Bank") and the Company et al. (the "Agreement") do hereby certify, as of the date hereof, that to my knowledge:

         1. No Event of Default (as defined in the Agreement) has occurred and is continuing, and no Unmatured Event of Default (as defined in the Agreement) has occurred and is continuing except for the following events (include actions taken to cure such situations);

         2. No material adverse change has occurred in the condition, financial or otherwise, of the Company since ________________;

         3. Except as otherwise stated in the Schedule, if any, attached hereto, each of the representations and warranties of the Company contained in Article IV of the Agreement is true and correct in all respects; and

         4. The Company's financial condition for the month ending __________ is as follows:


      Financial Covenant          Time Period    Required Ratio                                         Actual Ratio
================================  ============   =====================================================  ============================
(a)  Adjusted Net Worth           Term of Loan   Not less than the Adjusted Net Worth as of 3/31/99,
                                                 which shall not be less than $4,000,000.00, and each
                                                 calendar quarter thereafter, increasing on an annual
                                                 basis by 70% of Borrower's annual Net Income (if
                                                 positive) beginning the year ending 12/31/99.

(b)  Capital  Expenditures        Term  of Loan  Not more than $6,800,000 for fiscal 1998 and
                                                 $2,000,000 for each year thereafter.

(c)  Debt Service Coverage Ratio  Term of Loan   Not less than 1.2 to 1.0

(d)  Adjusted  Liabilities  to    Term of Loan   9/30/98 - 3/31/99 not more than 2.25 to 1.0;
     Adjusted Net Worth                          4/1/99 - 6/30/99 not more than 2.00 to 1.0;
                                                 7/1/99 - 3/31/2000 not more than 1.75 to 1.0;
                                                 4/1/2000 - 9/30/2000  not more  than  1.25  to  1.0;
                                                 and after  9/30/2000  not more than 1.0 to 1.0.
================================  ============   =====================================================  ============================

This certificate is executed this ___ day of ___________ 199__.


                                         TANKNOLOGY-NDE INTERNATIONAL, INC.




                                         By:
                                         Its:

                                   EXHIBIT "C"

                     Form of Opinion of Counsel for Borrower
                              Baker & Botts, L.L.P.


     (1) The Borrower and the Subsidiaries are corporations duly organized, existing, and in good standing under the Laws of their respective states of incorporation [naming such states] and are qualified to transact business and are in good standing in those states where the nature of business or property owned by them requires qualification, as set forth in Schedule 4.01, attached hereto and made a part hereof, and, to the knowledge of such counsel, are not required to be qualified as a foreign corporation in any other jurisdiction;

     (2) The Borrower has the power to execute and deliver this Sixth Amendment, to borrow money hereunder, to grant the Collateral required hereunder, to execute and deliver the Amended and Restated Revolving Note, and Collateral Documents, and to perform its obligations hereunder and thereunder;

     (3) All corporate actions by the Borrower and all consents and approvals of any Persons necessary to the validity of this Sixth Amendment, the Amended and Restated Revolving Note, the Collateral Documents, and each other document to be delivered hereunder have been duly taken or obtained, and this Sixth Amendment, Amended and Restated Revolving Note, and the Collateral Documents, and such other documents do not conflict with any provision of the charter or by-laws of the Borrower, or of any applicable Laws, or any other agreement binding the Borrower or its property of which, after reasonable inquiry, such counsel has knowledge; and

     (4) This Sixth Amendment, the Amended and Restated Revolving Note, and Collateral Documents to be delivered hereunder have been duly executed by, and each is a valid and binding obligation of, the Borrower; each of the foregoing documents is in all respects sufficient to achieve its purported function and is enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditors' rights generally or by general equitable principles.


                                       C-1